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                                                                   Exhibit 10.61

                              TERMINATION ADDENDUM

            AMENDED AND RESTATED QUOTA SHARE RETROCESSION AGREEMENT

                                 BY AND BETWEEN

                      PLATINUM UNDERWRITERS BERMUDA, LTD.

                                      and

                    PLATINUM UNDERWRITERS REINSURANCE, INC.

     IT IS HEREBY MUTUALLY AGREED that effective December 31, 2006, the Amended and Restated Quota Share Retrocession Agreement dated as of January 1, 2006, by and between Platinum Underwriters Reinsurance, Inc., a Maryland domiciled insurance company (the "Retrocedent"), and Platinum Underwriters Bermuda, Ltd. (the "Retrocessionaire"), is terminated pursuant to this Termination Addendum ( the "Addendum").

     IN WITNESS WHEREOF, the parties have caused this Addendum to be executed in duplicate by their respective officers duly authorized so to do, on the date set forth below.

                                 Platinum Underwriters Bermuda, Ltd.

                                 By:   /s/ Les Waters
                                      --------------------------------------
                                      Name:  Les Waters
                                      Title: Vice President
                                      Date:  February 19, 2007

                                 Platinum Underwriters Reinsurance, Inc.

                                 By:   /s/ Kevin Marine
                                      --------------------------------------
                                      Name:  Kevin Marine
                                      Title: Senior Vice President
                                      Date:  February 12, 2007